Item 11(b). Exhibits

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC.; Index Funds

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the fiscal year ended December 31, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  FEBRUARY 28, 2006                          /S/ CHRISTOPHER W. CLAUS
       -----------------                          ------------------------
                                                    Christopher W. Claus
                                                    President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUND, INC.; Index Funds

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the fiscal year ended December 31, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  FEBRUARY 27, 2006                                 /S/ DEBRA K. DUNN
       -----------------                                 -----------------
                                                          Debra K. Dunn
                                                          Treasurer